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                                                                    EXHIBIT 99.6


This is a form of a material change report required under Section 85(1) of the Securities Act and Section 151 of the Securities Rules.


                                     FORM 27

                                 SECURITIES ACT


              MATERIAL CHANGE REPORT UNDER SECTION 85(1) OF THE ACT


NOTE: This form is intended as a guideline. A letter or other document may be used if the substantive requirements of this form are complied with.

NOTE: Every report required to be filed under Section 85(1) of the Act shall be sent to the Commission in an envelope addressed to the Commission and marked "Continuous Disclosure".

NOTE: WHERE THIS REPORT IS FILED ON A CONFIDENTIAL BASIS PUT AT THE BEGINNING OF THE REPORT IN BLOCK CAPITALS "CONFIDENTIAL - SECTION 85", AND EVERYTHING THAT IS REQUIRED TO BE FILED SHALL BE PLACED IN AN ENVELOPE ADDRESSED TO THE SECRETARY OF THE COMMISSION MARKED "CONFIDENTIAL".

Item 1.      Reporting Issuer

             WSI Interactive Corp.

Item 2.      Date of Material Change

             April 25, 2000

Item 3.      Press Release

             The press release was issued on April 25, 2000 and disseminated through Canada News Wire and BC Emergis.

Item 4.      Summary of Material Change

             WSi launches DNS Media Inc. - a full-services media streaming solutions company, to service the broadcast markets in the United States and Canada.

Item 5.      Full Description of Material Change

             WSi launches DNS Media Inc. - a full-services media streaming solutions company, to service the broadcast markets in the United States and Canada.



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             DNS Media Inc., www.dnsmedia.com will be a provider of streaming media services for the entertainment, corporate, finance, education and broadcast markets. DNS Media Inc., will be launching a broadband video delivery network through strategic relationships it is currently developing. Lance Morginn, Vice-President of WSi states that, "We are very excited about entering into the new era of the Internet. Our streaming video subsidiary is a perfect solution to complement the relationships and technology investments that WSi has developed."

             Theo Sanidas states that "The web is no longer just static, and DNS Media Inc. will play a significant role in the convergence movement. WSi will be assisting in that development through it's full service Internet incubator team."

             About DNS Media Inc.

             DNS Media is a full-services media solutions company that provides Digital Network Solutions for their clients. DNS Media makes the web move by giving their client's presentation the power of being interactive, visual and compelling. From streaming media production and broadband delivery, to web-design solutions, interactivity, e-commerce and online marketing, DNS Media provides results. DNS help their clients understand the process of creating and communicating for rich-media on the web, making those results even more worthwhile. Other companies providing digital media services include: Akamai Technologies (Nasdaq:AKAM), and Loudeye Technologies (Nasdaq:LOUD).

             WSi INTERACTIVE AMENDS PRIVATE PLACEMENT TERMS

             WSi wishes to announce that, due to the recent volatility in the market, it is amending the terms of the private placement announced on April 3rd. The placement shall now be for 1,600,000 units at $C2.15 per unit to raise gross proceeds of $C3,440,000. Each unit will consist of one share and one warrant to buy one share for two years at $C2.50 for one year and $C4.00 thereafter. Finders' fees are payable in respect of part of the placement equal to either 7% of the value raised in cash or that number of shares equal to 10% of the number of units placed. The proceeds of the placement will be used for general working capital purposes. The placement is subject to regulatory approval.

Item 6.      Reliance on Section 85(2) of the Act

             Nothing in this form is required to be maintained on a confidential basis.

Item 7.      Omitted Information

             Not applicable.

Item 8.      Senior Officer

             James L. Harris, Secretary
             Telephone No. (604) 609-3068


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Item 9.      Statement of Senior Officer

             The foregoing accurately discloses the material change referred to herein.


DATED this 25th day of April, 2000 at Vancouver, B.C. WSI Interactive Corp.


                                                By: "James L. Harris"
                                                   ---------------------------
                                                    James L. Harris

                                                Secretary
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                                                (Official Capacity)